                           WAIVER AND FOURTH AMENDMENT
                               TO CREDIT AGREEMENT

                                     BETWEEN

                 HARKEN EXPLORATION COMPANY, XPLOR ENERGY, INC.
          HARKEN ENERGY WEST TEXAS, INC., SOUTH COAST EXPLORATION CO.,
                            XPLOR ENERGY SPV-1, INC.,
                         HARKEN GULF EXPLORATION COMPANY

                                       AND

                                  BANK ONE, NA,
                               AS AGENT AND LENDER
                        AND THE LENDERS SIGNATORY HERETO

                         Effective as of March 21, 2002


             REDUCING REVOLVING LINE OF CREDIT OF UP TO $100,000,000
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                                TABLE OF CONTENTS

                                                                    PAGE

ARTICLE I         DEFINITIONS.........................................1
   1.01           Terms Defined Above.................................1
   1.02           Terms Defined in Agreement..........................1
   1.03           References..........................................1
   1.04           Articles and Sections...............................2
   1.05           Number and Gender...................................2
ARTICLE II        WAIVERS.............................................2
   2.01           Waivers.............................................2
   2.02           Limitation on Waivers...............................2
ARTICLE III       AMENDMENTS..........................................2
   3.01           Amendment of Section 2.9(a).........................2
   3.02           Addition of Section 6.13............................2
   3.03           Deletion of Section 6.16............................3
   3.04           Amendment of Section 6.19...........................3
   3.05           Amendment of Exhibit I..............................3
ARTICLE IV        CONDITIONS..........................................3
   4.01           Receipt of Documents................................3
   4.02           Accuracy of Representations and Warranties..........3
   4.03           Matters Satisfactory to Lenders.....................3
ARTICLE V         REPRESENTATIONS AND WARRANTIES......................3
ARTICLE VI        RATIFICATION........................................3
ARTICLE VII       MISCELLANEOUS.......................................4
   7.01           Scope of Amendment..................................4
   7.02           Agreement as Amended................................4
   7.03           Parties in Interest.................................4
   7.04           Rights of Third Parties.............................4
   7.05           ENTIRE AGREEMENT....................................4
   7.06           GOVERNING LAW.......................................4
   7.07           JURISDICTION AND VENUE..............................4

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                                    EXHIBIT I

                                 [FORM OF NOTE]

                                 PROMISSORY NOTE

$100,000,000                     Houston, Texas                 March 21, 2002

     FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of ONE HUNDRED MILLION DOLLARS ($100,000,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

     This Note is issued pursuant to, is one of the "Notes" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

     Without being limited thereto or thereby, this Note is secured by the Security Instruments.

     This Note is issued, in whole or in part, in renewal and extension, but not in novation or discharge, of the remaining principal balance of the Existing Note.

     THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                           [Page One of Two Page Note]

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                           BORROWER:

                           HARKEN EXPLORATION COMPANY

                           XPLOR ENERGY, INC.

                           HARKEN ENERGY WEST TEXAS, INC.

                           SOUTH COAST EXPLORATION CO.

                           XPLOR ENERGY SPV-1, INC.

                           By:
                              ----------------------------------------------
                              Anna Williams
                              Senior Vice President and Chief
                              Financial Officer



                           [Page Two of Two Page Note]

                                      iii
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                 WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

     This WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is made and entered into effective as of March 21, 2002, between HARKEN EXPLORATION COMPANY, a Delaware corporation, XPLOR ENERGY, INC., a Texas corporation, HARKEN ENERGY WEST TEXAS, INC., a Delaware corporation, XPLOR ENERGY SPV-1, INC., an Oklahoma corporation, and HARKEN GULF EXPLORATION COMPANY, a Delaware corporation (collectively the "Borrower"), each lender that is signatory hereto or becomes a signatory hereto as provided in Section 9.1, (individually, together with its successors and assigns, a "Lender", and collectively together with their respective successors and assigns, the "Lenders"), and BANK ONE, NA, a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the "Agent") (as successor by merger to Bank One, Texas, National Association).

                               W I T N E S S E T H

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated August 11, 2000, as amended by First Amendment to Credit Agreement dated December 21, 2000, as further amended by Second Amendment to Credit Agreement dated December 31, 2000, and as further amended by Third Amendment to Credit Agreement dated May 11, 2001 (the "Agreement"), to which reference is here made for all purposes;

     WHEREAS, McCulloch Energy, Inc. is hereby released from the Agreement;

     WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Fourth Amendment, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.01 Terms Defined Above. As used herein, each of the terms "Agent," "Agreement," "Borrower," "Fourth Amendment," "Lender," and "Lenders" shall have the meaning assigned to such term hereinabove.

     1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.03 References. References in this Fourth Amendment to Article or Section numbers shall be to Articles and Sections of this Fourth Amendment, unless expressly stated herein to the contrary. References in this Fourth Amendment to "hereby," "herein," hereinafter," hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Fourth Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

     1.04 Articles and Sections. This Fourth Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Fourth Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

     1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II
                                     WAIVERS

     2.01 Waivers. In consideration of the Borrower entering into a commodity hedge agreement, the Lenders hereby waive any Default or Event of Default arising under the Agreement or any other Loan Document solely as a result of violations of Section 6.19 for the quarter ending December 31, 2001, and projected noncompliance for the quarter ending March 31, 2002, and Guarantors violations of Section 6.16 for the quarter ending December 31, 2001.

     2.02 Limitation on Waivers. The scope of the waivers set forth in Section
2.1 are expressly limited to their terms and do not extend to any other or future breaches, Defaults, violations or Events of Default under the Agreement or any other Loan Document.

                                  ARTICLE III
                                   AMENDMENTS

     The Borrower and the Lenders hereby amend the Agreement in the following particulars:

     3.01 Amendment of Section 2.9(a). Section 2.9(a) of the Agreement is hereby amended as follows:

     "2.9 Borrowing Base Determinations. (a) The Borrowing Base is acknowledged by the Borrower and the Lenders to be $7,937,000. Borrowing Base reductions are eliminated until the next Borrowing Base redetermination. In the event the Borrowing Base review is not completed by June 1, 2002, the Borrowing Base shall be reduced on June 1, 2002, by $300,000 and on the first day of each month thereafter until the Borrowing Base and the amount of monthly reduction has been redetermined."

     3.02 Addition of Section 6.13. Section 6.13 is hereby added to the Agreement to read as follows:

     "6.13 Current Ratio. Guarantor shall not permit its ratio of Current Assets to Current Liabilities to be less than 1.15 to 1.00 at any time."

     3.03 Deletion of Section 6.16. Section 6.16 is hereby deleted from the Agreement.

     3.04 Amendment of Section 6.19. Section 6.19 of the Agreement is hereby amended as follows:

     "6.19 Debt Service Coverage Ratio of the Borrower. Permit, as of the close of any fiscal quarter, the ratio of (a) EBITDA for any fiscal quarter to
     (b) Debt Service for such quarter to be less than 1.15 to 1.00."

     3.05 Amendment of Exhibit I. Exhibit I, i.e. the Form of Promissory Note, is as set forth on Exhibit I to this Fourth Amendment.

                                   ARTICLE IV
                                   CONDITIONS

     The obligation of the Lenders to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

     4.01 Receipt of Documents. The Lenders shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Agent:

     (a) multiple counterparts of this Fourth Amendment, as requested by the Agent; and

     (b) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Agent may reasonably request.

     4.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Fourth Amendment shall be true and correct.

     4.03 Matters Satisfactory to Lenders. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lenders.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby expressly re-makes, in favor of the Lenders, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                   ARTICLE VI
                                  RATIFICATION

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Fourth Amendment.

                                  ARTICLE VII
                                  MISCELLANEOUS

     7.01 Scope of Amendment. The scope of this Fourth Amendment is expressly limited to the matters addressed herein and this Fourth Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement. except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Fourth Amendment.

     7.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Fourth Amendment.

     7.03 Parties in Interest. All provisions of this Fourth Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.

     7.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Agent, Lenders and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lenders at any time if in their sole discretion it deems it advisable to do so.

     7.05 ENTIRE AGREEMENT. THIS FOURTH AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FOURTH AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     7.06 GOVERNING LAW. THIS FOURTH AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

     7.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FOURTH AMENDMENT, THE AGREEMENT OR

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ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS
COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDERS HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDERS IN ACCORDANCE WITH THIS SECTION.

     IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement is executed effective the date first hereinabove written.


                           BORROWER

                           HARKEN EXPLORATION COMPANY

                           XPLOR ENERGY, INC.

                           HARKEN ENERGY WEST TEXAS, INC.

                           SOUTH COAST EXPLORATION CO.

                           XPLOR ENERGY SPV-1, INC.

                           HARKEN GULF EXPLORATION COMPANY

                           By:
                              -----------------------------------------
                              Anna Williams
                              Senior Vice President and Chief Financial
                              Officer

                           GUARANTOR

                           HARKEN ENERGY CORPORATION

                           By:
                              ------------------------------------------
                              Anna Williams
                              Senior Vice President and Chief Financial
                              Officer

                          AGENT AND LENDER

                          BANK ONE, NA (Main Office Chicago)

                          By:
                             ------------------------------------------
                             Jonathan Gregory
                             Vice President